                                                                   EXHIBIT 10.22

                                                                [EXECUTION COPY]



                             INTERIM WAREHOUSE AND
                               SECURITY AGREEMENT


                                 BY AND BETWEEN


                          PRUDENTIAL SECURITIES CREDIT
                                  CORPORATION,
                                   AS LENDER


                                      AND


                               WMFC 1997-2, INC.,
                                  AS BORROWER



                         DATED AS OF NOVEMBER 15, 1996

                    INTERIM WAREHOUSE AND SECURITY AGREEMENT

     INTERIM WAREHOUSE AND SECURITY AGREEMENT, dated as of November 15, 1995 (as amended or otherwise modified from time to time, this "Agreement") among
                                                       ---------
PRUDENTIAL SECURITIES CREDIT CORPORATION, a Delaware corporation, having an office at 1220 N. Market Street, Wilmington, Delaware 19801 (the "Lender"), and
                                                                  ------
WMFC 1997-2, INC., a Delaware limited liability company, having its principal office at 1776 S.W. Madison Street, Portland, Oregon 97205 (the "Borrower").
                                                                 --------

     WHEREAS, Wilshire Funding Company ("NewCo"), a newly-formed Delaware
                                         -----
corporation and a subsidiary of Wilshire Financial Services Group Inc. ("WFSG"),
                                                                         ----
proposes to continue the loan origination and acquisition business previously conducted by Wilshire Financing Company, L.L.C. ("Wilshire Financing")
                                                  ------------------
following the completion of the initial public offering and related debt offering by WFSG (the "Effective Date"); and
                       --------------

     WHEREAS, the Lender wishes to cease lending to Wilshire Financing on the Effective Date and wishes to begin lending to WMFC 1997-2, Inc., a subsidiary of Newco, on the Effective Date;

     WHEREAS, the Lender intends to lend and the Borrower intends to borrow up to $100,000,000 (One Hundred Million dollars) to fund the purchase or origination by the Borrower of certain fixed and adjustable rate, first lien and second lien, residential mortgage loans; and

     WHEREAS, it is intended that the amount loaned to the Borrower to fund the purchase or origination by the Borrower of fixed and adjustable rate, second lien, residential mortgage loans shall at no time exceed $20,000,000 (Twenty Million dollars); and

     WHEREAS, it is intended that the amount loaned to the Borrower to fund its purchase or origination of mortgage loans under its 80/20 program shall at no time exceed $20,000,000 (Twenty Million dollars); and

     WHEREAS, the Lender's affiliate, Prudential Securities Incorporated ("PSI")
                                                                           ---
may act as the sole or lead manager or co-manager on a mortgage-backed securities issuance (the "First Lien Securitization") collateralized by First
                          -------------------------
Lien Mortgage Loans (as defined below) and on a mortgage-backed securities issuance (the "Second Lien Securitization") collateralized by Second Lien
               --------------------------
Mortgage Loans (as defined below), in each case on the terms and subject to the conditions set forth in Section 1(e)(ii) below;

     An index to the location of the definitions of the defined terms used herein is set forth in Section 19 hereof.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereto hereby agree as follows:

     Section 1.  The Loan.
     ----------  --------

     (a) Subject to the terms of this Agreement:

               (i) On and following the Effective Date, the Lender agrees to lend to the Borrower up to the Available Amount (as defined below) in one or more advances in respect of either (x) fixed or adjustable rate, first lien, residential mortgage loans (such borrowing being the "First Lien
                                                                 ----------
     Loan" and any advances made in respect thereof being the "First Lien
                                                              -----------
     Advances"), and/or (y) fixed or adjustable rate, second lien, residential
     --------
     mortgage loans (such borrowing being the "Second Lien Loan" and, together
                                               -----------------
     with the First Lien Loan, the "Loans"; and any advances made in respect of
                                    -----
     the Second Lien Loan being the "Second Lien Advances" and, together with
                                    ----------------------
     the First Lien Advances, the "Advances"); provided, however, that at no
                                   --------
     time shall the aggregate outstanding amount of the Second Lien Loan be greater than the Second Lien Amount (as defined below). In addition, the Borrower agrees that at no time shall the aggregate amount of the Loans made with respect to Mortgage Loans originated under Borrower's 80/20 program and not purchased in bulk ("Non-Bulk Mortgage Loans") be greater
                                         -----------------------
     than the Non-Bulk Amount (as defined below). The Borrower agrees that the First Lien Loan shall be used to warehouse fixed or adjustable rate, first lien, residential mortgage loans that are to be included in the First Lien Securitization (the "First Lien Mortgage Loans"), as such First Lien
                         --------------------------
     Mortgage Loans are identified to the Lender in writing and in electronic form from time to time. The Borrower agrees that Second Lien Loan shall be used to warehouse fixed or adjustable rate, second lien, residential mortgage loans that are to be included in the Second Lien Securitization (the "Second Lien Mortgage Loans" and, together with the First Lien
          ---------------------------
     Mortgage Loans, the "Mortgage Loans"), as such Second Lien Mortgage Loans
                          --------------
     are identified to the Lender in writing and in electronic form from time to time. All Mortgage Loans fmanced hereunder shall be closed loans; i.e., this facility shall not be used for "wet" or "table" fundings. The Lender may refuse to lend against any Mortgage Loans which the Lender in its sole discretion believes will not be eligible for inclusion in any securitized pool. "Available Amount" means, at any time, $100,000,000 (One Hundred
             ----------------
     Million dollars) less the principal amount of mortgage loans outstanding under the Interim Warehouse and Security Agreement between Wilshire Financing Company, L.L.C. (formerly Wilshire Funding Company, L.L.C.) and the Lender (the "Prior Agreement"). "Second Lien Amount" means, at any
                      ---------------      ------------------
     time, $20,000,000 (Twenty Million dollars) less the principal amount of second lien mortgage loans outstanding under the Prior Agreement. "Non-
                                                                         ---
     Bulk Amount" means, at any time, $20,000,000 (Twenty Million dollars) less
     -----------
     the principal amount of non-bulk mortgage loans outstanding under the Prior Agreement.

               (ii) Each Advance shall be made on or following the Effective Date and on a date prior to the Maturity Date referred to below (each such date, a "Funding Date"); provided that:
              ------------    --------

                   (A) the conditions precedent to the making of Advances set forth in Section 2 hereof shall have been satisfied, and the representations and warranties of the Borrower in Section 4 hereof shall be true and correct on and as of such Funding Date as if made on and as of such date;

                   (B) no Event of Default shall have occurred and be continuing or would exist after the making of the Advance on such Funding Date;

                   (C) the Lender shall have received (x) in connection with each Advance, a certificate from the Custodian referred to below to the effect that it has reviewed the mortgage files relating to the Mortgage Loans being pledged in connection with the Advance being made on such Funding Date and has found no material deficiencies in such mortgage files (the "Custodian's Certification"), and (y) prior to the
                               -------------------------
          initial Advance, a legal opinion from counsel (which may be in-house counsel) to the Borrower in the form of Exhibit B attached hereto;

                   (D) following such Advance the Mortgage Loans (other than the Non-Bulk Mortgage Loans) financed under this Agreement shall have (i) a weighted average coupon of at least 10.00%; (ii) a weighted average margin of at least 4.00% if it is a Mortgage Loan with an adjustable interest rate; (iii) a weighted average original loan-to-value ratio not to exceed 80% for First Lien Mortgage Loans, and the original loan-to-value ratio for each individual First Lien Mortgage Loan not to exceed 100% and the original loan-to-value ratio for each individual Second Lien Mortgage Loan, when combined with the related first lien mortgage loan, not to exceed 100%; (iv) a weighted average remaining balance not to exceed $125,000; (v) no original term to maturity to exceed 360 months; and (vii) a payment history, when available, no worse than that of the B-rated first-lien borrowers contemplated under the Borrower's 80/20 Program.

                   (E) the Borrower shall have delivered or caused to be delivered to the Custodian all documents required to be delivered pursuant to Section 2 of the Custodial Agreement with respect to the Mortgage Loans being pledged on such Funding Date; and

                   (F) to the extent described in Section 5(c) hereof, no notice described in said Section 5(c) shall have been received by PSI.

               (iii) The Loan shall accrue interest daily (from and including the date of disbursement to and excluding the date of payment) on its outstanding principal amount, with interest calculated for the actual number of days elapsed, based on a 365-day year. The interest rate shall be (except as otherwise provided in Section 1(e) and Section 11(d) hereof) LIBOR plus 1.50% per annum, and shall be reset on each business day. Interest which accrues during each calendar month shall be payable on the 5th business day of the following month, with any outstanding interest due and payable in its entirety on the date of termination of this warehouse facility (including the Maturity Date).

          "LIBOR" shall mean, the London interbank offered rate for one-month
           -----
     U.S. dollar deposits, as set forth in the most recently-published edition of The Wall Street Journal.
        -----------------------

          Any amounts pre-paid under this Agreement prior to the Maturity Date may be re-borrowed, subject to the terms and conditions of this Agreement, until the Maturity Date.

          (b) The amount of each Advance in respect of Non-Bulk Mortgage Loans shall not exceed the lesser of:

               (i) 100% of the aggregate outstanding principal balance of the Mortgage Loans (calculated as of the related Cut-Off Date or, if the Borrower is using the proceeds of the Advance to purchase the related Mortgage Loans at their aggregate outstanding principal balance as of the settlement date for the purchase, then their aggregate outstanding principal balance as of such settlement date) proposed to be pledged to the Lender in connection with such Advance, minus, in the event that a
                                             -----
     Collateral Deficiency Situation exists as of the date of such Advance, the Restoration Amount as of the date of such Advance; and

               (ii) the product of (x) the Market Value of the Mortgage Loans proposed to be pledged to the Lender in connection with such Advance and
     (y) 95%, in the case of First Lien Advances, and 85%, in the case of Second Lien Advances, minus, in the event that a Collateral Deficiency Situation
                    -----
     exists as of the date of such Advance, the Restoration Amount as of the date of such Advance.

          For purposes of this Agreement:

          A Collateral Deficiency Situation shall be deemed to be existing as of
          ---------------------------------
     any day on which either: (i) the outstanding principal amount of the Loans made in respect of Non-Bulk Mortgage Loans as of such day exceeds the product of (I) the Market Value of the Pledged Mortgage Loans that are Non-Bulk Mortgage Loans (disregarding the Market Value of any Mortgage Loans proposed to be pledged to the Lender on such day) and (II) the Collateral Percentage, in the case of First Lien Mortgage Loans, and 86%, in the case of Second Lien Mortgage Loans; or (ii) the outstanding principal amount of the Loans made in respect of Mortgage Loans that are not Non-Bulk Mortgage Loans as of such day exceeds the product of (x) the lesser of (I) the Market Value of the Pledged Mortgage Loans that are not Non-Bulk Mortgage Loans (disregarding the Market Value of any Mortgage Loans proposed to be pledged to the Lender on such day), or (II) the aggregate outstanding principal balance of the Pledged Mortgage Loans that are not Non-Bulk Mortgage Loans (disregarding the outstanding principal balance of any Mortgage Loans proposed to be pledged to the Lender on such day), or (III) the Cost of any Pledged Mortgage Loans that are not Non-Bulk Mortgage Loans (disregarding the Cost of any Mortgage Loans proposed to be pledged to the Lender on such day), and (y) the Collateral Percentage, in the case of First Lien Mortgage Loans, and 86%, in the case of Second Lien Mortgage Loans. "Collateral Percentage" means 96% so long as none of the First Lien
             -----------------------
     Mortgage Loans are more than 31 days delinquent and 95.5 % if any of the First

     Lien Mortgage Loans are more than 31 days delinquent.  "Cost" means, with
                                                             ----
     respect to any Mortgage Loan, the aggregate cost to the Borrower of such Mortgage Loan, as determined by the Borrower, based on evidence reasonably satisfactory to the Lender.

          Cut-Off Date means, as of any date, the close of business on the date
          ------------
     set forth in the related Mortgage Loan Schedule (as defined in the Custodial Agreement). In no event shall the Cut-Off Date precede by more than two weeks the date on which the related Mortgage Loan Schedule is delivered.

          Market Value means, as of any date and with respect to any Mortgage
          ------------
     Loans, the whole-loan servicing-retained fair market value of such Mortgage Loans as of such date as determined by the Lender (or an affiliate thereof) in its sole discretion and in good faith, together with the aggregate principal amount of principal payments and prepayments on deposit in the Collection Account maintained by the Custodian in respect of the Mortgage Loans.

          Maturity Date, means, the earlier of (i) June 30, 1997 and (ii) the
          -------------
     date on which both the First Lien Securitization and the Second Lien Securitization have occurred. The Maturity Date may be extended by Lender, in Lender's sole and unreviewable discretion, on any date by the execution and delivery of a Credit Increase Confirmation and Note Amendment in the form of Exhibit C hereto. The Lender will give the Borrower 10 Business Days prior written notice if it determines not to extend the Maturity Date or renew this facility.

          Pledged Mortgage Loans means, as of any date of determination, any
          ----------------------
     mortgage loans then held by the Custodian on behalf of the Lender to secure the Loans.

          Restoration Amount means, as of any date of determination, either (A)
          ------------------
     with respect to Loans made in respect of Non-Bulk Mortgage Loans, the amount, if any, by which (x) the outstanding principal amount of the Loans made in respect of Non-Bulk Mortgage Loans as of such date exceeds (y) the lesser of (i) the product of (I) the Market Value of the Pledged Mortgage Loans that are Non-Bulk Mortgage Loans (disregarding the Market Value of any Mortgage Loans proposed to be pledged to the Lender on such date) and
     (II) 95%, in the case of First Lien Mortgage Loans, and 85%, in the case of Second Lien Mortgage Loans, and (ii) the outstanding principal balance of the Pledged Mortgage Loans that are Non-Bulk Mortgage Loans (disregarding the outstanding principal balance of any Mortgage Loans to be pledged to the Lender on such date); or (B) with respect to Loans made in respect of Mortgage Loans that are not Non-Bulk Mortgage Loans, the amount, if any, by which the outstanding principal amount of the Loans made in respect of Mortgage Loans that are not Non-Bulk Mortgage Loans as of such date exceeds the product of (x) the lesser of (i) the Market Value of the Pledged Mortgage Loans that are not Non-Bulk Mortgage Loans (disregarding the Market Value of any Mortgage Loans proposed to be pledged to the Lender on such date), or (ii) the outstanding principal amount of the Pledged Loans that are not Non-Bulk Mortgage Loans (disregarding the outstanding principal amount of any Mortgage Loans proposed to be pledged to the

     Lender on such date), or (iii) the Cost of the Pledged Loans that are not Non-Bulk Mortgage Loans (disregarding the Cost of any Mortgage Loans proposed to be pledged to the Lender on such date), and (y) 95%, in the case of First Lien Mortgage Loans, and 85%, in the case of Second Lien Mortgage Loans.

          (c) The Loans evidenced hereby shall mature on the Maturity Date and all amounts outstanding hereunder shall be due and payable on the Maturity Date.

          (d) The Loans are pre-payable at any time without premium or penalty, in whole or in part, and an equal aggregate principal amount of Pledged Mortgage Loans may be removed from this facility in connection with any such prepayment of the Loan in part; provided, that Pledged Mortgage Loans removed from this
                     --------
facility in connection with any prepayment of the Loans in part will not result (based on rating agency criteria or standards) in the remaining Pledged Mortgage Loans being, in the aggregate, materially inferior as collateral as compared to the pool of Pledged Mortgage Loans immediately prior to such removal. In addition, no Pledged Mortgage Loans may be removed from this facility with the result that a Collateral Deficiency Situation would then exist. Notwithstanding the foregoing, however, a Pledged Mortgage Loan, may in any event be removed from this facility if such Pledged Mortgage Loan has been paid in full by the mortgagor. If the Borrower intends to prepay the Loan in whole or in substantial part from a source other than the proceeds of the Securitization, the Borrower shall give two business days' written notice to the Lender.

          (e) (i) If the Loan is not extended by means of a Credit Increase Confirmation and Note Amendment, the Loan shall immediately and automatically become due and payable without any further action by the Lender on the then scheduled Maturity Date, and in the event of non-payment in full on such Maturity Date the Lender may exercise all rights and remedies available to it as the holder of a first perfected security interest under the Uniform Commercial Code of the State of New York (the "New York UCC").
                                    ------------

          (ii) So long as there are Loans outstanding under this Agreement, the parties hereby acknowledge and agree that PSI will be invited to participate in any issuance by the Borrower (or any special purpose entity created by the Borrower) of mortgage-backed securities which are collateralized by Mortgage Loans financed under this Program or by fixed or adjustable rate, first or second lien, residential mortgage loans which were not financed under this Program in each case on the following terms and conditions:

                   (1) in the event that any such mortgage-backed securities issuance is not collateralized by any Mortgage Loans financed under this Program, PSI will be invited to participate as a co-manager in such mortgage-backed securities issuance and its allocation will be determined by the lead manager (book runner);

                   (2) in the event that any such mortgage-backed securities issuance is in part collateralized by Mortgage Loans financed under this Program but such Mortgage Loans are less than a majority of all mortgage loans collateralizing such mortgage-backed securities (based on outstanding principal balances at the cut-off date), PSI will be invited to participate as a co-manager in such mortgage-backed securities issuance and PSI will be entitled to receive an allocation of securities being offered by underwriters, i.e. excluding residual securities (the "Offered Securities"), in a
                                                   ------------------
          principal amount at least equal to the Specified Percentage (as defined below) of the aggregate principal amount of the Offered Securities; provided, that the price quoted by PSI for such Offered
                      --------
          Securities (i.e., interest rate and issue price) will be at least equal to the pricing set by the lead manager; and

                   (3) in the event that any such mortgage-backed securities issuance is in part collateralized by Mortgage Loans financed under this Program and such Mortgage Loans constitute a majority of all mortgage loans collateralizing such mortgage-backed securities (based on outstanding principal balances at the cut-off date), PSI will be invited to act as lead manager (and book runner) in such mortgage-backed securities issuance; provided, that PSI will be obligated to
                                      --------
          provide a minimum allocation of Offered Securities to any Specified Underwriter in a principal amount at least equal to the Specified Percentage (as defined below) of the aggregate principal amount of the Offered Securities; provided, that the price quoted by such Specified
                              --------
          Underwriter for such Offered Securities (i.e., interest rate and issue price) will be at least equal to the pricing set by PSI.

For purposes of this agreement, "Specified Percentage" means the percentage
                                 --------------------
determined by (i) in the case of PSI when not acting as lead manager, dividing the aggregate principal amount of Mortgage Loans financed under the Program and included in such mortgage-backed issuance by the aggregate principal amount of all mortgage loans collateralizing such mortgage-backed securities (based on outstanding principal balances at the cut-off date) and (ii) in the case of any Specified Underwriter, dividing the aggregate principal amount of mortgage loans financed under such Specified Underwriter's or one of its affiliate's warehouse lending facility and included in such mortgage-backed issuance by the aggregate principal amount of all mortgage loans collateralizing such mortgage-backed securities (based on outstanding principal balances at the cut-off date). For purposes of this agreement, "Specified Underwriter" means any underwriter
                             ---------------------
designated by the Borrower with respect to which the Borrower or its parent has a similar warehousing and underwriting arrangement as the one between the Lender and PSI described in this Section.

          (iii) In the event that the Borrower does not invite PSI to participate in any issuance by the Borrower or any special purpose entity created by the Borrower of mortgage-backed securities in the circumstances set forth in Section 1(e)(ii) above or any Whole Loan Trade, then the interest rate on the Loans shall increase to LIBOR plus 3.50% per annum, which higher rate shall respectively be applied as of the related Funding Date for all prior Advances or Pledged Mortgage Loans so involved. "Whole Loan Trade" shall mean
                                                  ----------------
any whole loan trade involving the Pledged Mortgage Loans, other than a whole loan trade instituted by the Borrower due to the termination of this facility by the Lender prior to maturity as a result of an Event of Default (other than an Event of Default under Section 10(a) below).

          (f) The First Lien Loan shall be evidenced by the secured promissory note of the Borrower in the form attached hereto as Exhibit A-1 (the "First Lien
                                                                      ----------
Secured Note") and the Second Lien Loan shall be evidenced by the secured
------------
promissory note of the Borrower in the form attached hereto as Exhibit A-2 (the "Second Lien Secured Note" and, together with the First Lien Secured Note, the
 ------------------------
"Secured Notes").
--------------

          (g) In the event that the Loan is extended beyond its then scheduled Maturity Date by means of a Credit Increase Confirmation and Note Amendment, the factors set forth in the definitions of "Collateral Deficiency Situation" and "Restoration Amount" may be revised downward by the Lender in its sole discretion.

     (h) The Lender shall not make Advances in amounts less than $250,000 (Two Hundred Fifty Thousand dollars). The amount of each Advance in respect of Mortgage Loans (other than Non-Bulk Mortgage Loans) shall not exceed the lesser of:

          (A) The product of (x) the aggregate outstanding principal balance of such Mortgage Loans (calculated as of the related Cut-Off Date or, if the Borrower is using the proceeds of the Advance to purchase the related Mortgage Loans at their aggregate outstanding principal balance as of the settlement date for the purchase, then their aggregate outstanding principal balance as of such settlement date) proposed to be pledged to the Lender in connection with such Advance and (y) 95%, in the case of First Lien Advances, and 85%, in the case of Second Lien Advances, minus, in the event that a Collateral Deficiency Situation exists with respect to Mortgage Loans that are not Non-Bulk Mortgage Loans as of the date of such Advance, the Restoration Amount as of the date of such Advance; and

          (B) the product of (x) the Market Value of the Mortgage Loans proposed to be pledged to the Lender in connection with such Advance and (y) 95%, in the case of First Lien Advances, and 85%, in the case of Second Lien Advances, minus, in the event that a Collateral Deficiency Situation exists with respect to Mortgage Loans that are not Non-Bulk Mortgage Loans as of the date of such Advance, the Restoration Amount as of the date of such Advance; and

          (C) the product of (x) the Cost of the Mortgage Loans proposed to be pledged to the Lender in connection with such Advance and (y) 95%, in the case of First Lien Advances, and 85%, in the case of Second Lien Advances, minus, in the event that a Collateral Deficiency Situation exists with respect to Mortgage Loans that are not Non-Bulk Mortgage Loans as of the date of such Advance, the Restoration Amount as of the date of such Advance.

          Section 2.  Additional Conditions Precedent; Required Characteristics;
                      ----------------------------------------------------------
and Correspondents.
------------------

          (a) Not later than two business days prior to the proposed Funding Date for an Advance, the Borrower shall deliver to the Lender (i) a written notice in the form of Exhibit D hereto and (ii) an electronic disk or tape, in a mutually satisfactory form to be agreed upon detailing certain specified characteristics of the Mortgage Loans proposed to be pledged in connection with such Advance (each such schedule, a

"Mortgage Loan Schedule").  Mortgage Loan Schedules containing the information
-----------------------
set forth in Exhibit F are considered to be in satisfactory form.
             ---------

          (b) It is the Lender's understanding that the Borrower's current business strategy (the "Program") is to operate as a "conduit" for the
                        -------
securitization of first and second lien, conforming and non-performing credit mortgage loans which the Borrower will purchase from others.

          In connection with the Program, the Borrower agrees as follows:

                    (i) the Borrower shall supply to the Lender and/or its counsel copies of all purchase agreements ("Purchase Agreements") (or,
                                                      -------------------
          if such agreements have not been finalized, the latest drafts of such agreements), together with copies of all underwriting guidelines applicable to any Mortgage Loans proposed to be financed hereunder, not later than the second business day prior to the proposed Funding Date (it being understood that if the same agreements and guidelines apply to multiple Funding Dates they only need to be furnished once);

                    (ii) the Lender may in its sole reasonable discretion reject for financing hereunder any Mortgage Loans based upon the identity of the entity selling such Mortgage Loans to the Borrower (each such entity, a "Correspondent"), or, if the originator of such Mortgage
                     -------------
          Loans is not the Correspondent, upon the identity of such originator,

          provided, that, in furtherance of the foregoing the Borrower and the
          --------
          Lender agree to communicate with reasonable frequency concerning the Borrower's pipeline and upcoming trades;

                    (iii) the Borrower hereby assigns to the Lender, as collateral security for the Loans, all of the Borrower's right, title and interest in and to each Purchase Agreement and the Custodial Agreement (collectively, the "Program Agreements"); and
                                        ------------------

                    (iv) notwithstanding the collateral assignment granted in clause (iii) above, the Borrower agrees and covenants with the Lender
          (x) to enforce diligently the Borrower's rights and remedies set forth in the Program Agreements and (y) to provide the Lender with prompt written notice of any default or event which, with the passage of time, will become a default, by any party to any Program Agreement and of which the Borrower is aware.

          (c) The Borrower shall reimburse the Lender for any of the Lender's reasonable out-of-pocket costs, including due diligence review costs and reasonable attorney's fees, incurred by the Lender in determining the acceptability to the Lender of (x) any Mortgage

Loans, (y) any Program Agreement or (z) the identity of any Correspondent, originator or servicer.

          Section 3.  Mortgage Files and Custodian.  The Borrower shall deliver
          ----------  ----------------------------
to Bankers Trust Company of California, N.A. as custodian (the "Custodian") on
                                                                ---------
behalf of the Lender, the documents and instruments listed in Section 2 of that certain Custodial Agreement dated as of November 15, 1996 (the "Custodial
                                                                ---------
Agreement") among the Borrower, Wilshire Funding Corporation and the Custodian.
---------
Such documents and instruments evidencing and relating to the Mortgage Loans, together with any proceeds thereof, and together with the Borrower's right, title and interest in and to the Program Agreements with respect to Pledged Mortgage Loans are hereinafter referred to as the "Collateral". The Borrower
                                                   ----------
hereby pledges all of its right, title and interest in and to the Collateral to the Lender to secure the repayment of principal of and interest on the Loans and all other amounts owing by the Borrower to the Lender hereunder (collectively, the "Secured Obligations").
     -------------------

          Section 4.  Representations, Warranties and Covenants.  (a)  The
          ----------  -----------------------------------------
Borrower represents and warrants to the Lender that:

               (i) It has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware.

               (ii) It or Wilshire Credit Corporation, as applicable, is duly licensed as a "Licensee" or is otherwise qualified in each state in which it or such affiliate transacts business and is not in default of such state's applicable laws, rules and regulations. It has the requisite power and authority and legal right to own and grant a lien on all of its right, title and interest in and to the Collateral, and to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement, each Program Agreement, and the Secured Notes.

               (iii) At all times after the Custodian has received a Mortgage Loan from the Borrower and until payment in full of the Loan, the Borrower will not knowingly and intentionally commit any act in violation of applicable laws or regulations promulgated with respect thereto.

               (iv) Each of the Borrower and the guarantor under the attached Guarantee (the "Guarantor") is solvent and is not in default under any mortgage, borrowing agreement or other instrument or agreement pertaining to indebtedness for borrowed money, and the execution, delivery and performance by the Borrower of this Agreement, the Secured Notes and the Program Agreements do not conflict with any term or provision of the certificate of formation or operating agreement of the Borrower or any law, rule, regulation, order, judgment, writ, injunction or decree applicable to the Borrower of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Borrower and will not result in any violation of any such mortgage, instrument or agreement.

               (v) All financial statements or certificates of the Borrower or the Guarantor furnished to the Lender are true and complete and do not omit to disclose any material liabilities or other facts relevant to the Borrower's or such Guarantor's condition. All such financial statements have been prepared in accordance with GAAP. No financial statement or other financial information as of a date later than that supplied to the Lender, has been furnished by the Borrower or the Guarantor to another lender of the Borrower or the Guarantor that has not been furnished to the Lender.

               (vi) Except for those held by its affiliate, Wilshire Credit Corporation, no consent, approval, authorization or order of, registration or filing with, or notice to any governmental authority or court is required under applicable law in connection with the execution, delivery and performance by the Borrower of this Agreement, the Secured Notes and the Program Agreements.

               (vii) There is no action, proceeding or investigation pending with respect to which the Borrower has received service of process or, to the best of the Borrower's knowledge threatened against it before any court, administrative agency or other tribunal (A) asserting the invalidity of this Agreement, the Secured Notes or any Program Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, the Secured Notes or any Program Agreement, or (C) which might materially and adversely affect the validity of the Mortgage Loans or the performance by it of its obligations under, or the validity or enforceability of, this Agreement, the Secured Notes or any Program Agreement.

               (viii) There has been no material adverse change in the business, operations, financial condition, properties or prospects of the Borrower or the Guarantor since the date set forth in the financial statements supplied to the Lender.

               (ix) This Agreement, the Secured Notes and the Program Agreements have been (or, in the case of Program Agreements not yet executed, will be) duly authorized, executed and delivered by the Borrower, all requisite corporate action having been taken, and each is valid, binding and enforceable against the Borrower in accordance with its terms except as such enforcement may be affected by bankruptcy, by other insolvency laws, or by general principles of equity.

          (b) With respect to every Mortgage Loan pledged to the Lender, the Borrower represents and warrants to the Lender that:

               (i) Such Mortgage Loan and all documents listed in Section 2 of the Custodial Agreement are complete and authentic and all signatures thereon are genuine.

               (ii) Such Mortgage Loan arose from a bona fide loan, complying with all applicable State and Federal laws and regulations, to persons having legal capacity to contract and is not subject to any defense, set off or counterclaim.

               (iii) Except for payment defaults permitted by clause 8 below, no default has occurred in any provisions of such Mortgage Loan.

               (iv) To the best of the Borrower's knowledge, any property subject to any security interest given in connection with such Mortgage Loan is not subject to any other encumbrances other than in the case of Second Lien Mortgages, the security interest of the party having the first mortgage lien on such property.

               (v) The Borrower pledging such Mortgage Loan hereunder holds good and indefeasible title to, and is the sole owner of, such Mortgage Loan subject to no liens, charges, mortgages, participations, encumbrances or rights of others or other liens released simultaneously with such pledge.

               (vi) Each Mortgage Loan conforms to the description thereof as set forth on the related Mortgage Loan Schedule delivered to the Custodian and the Lender.

               (vii) All disclosures required by the Real Estate Settlement Procedures Act, by Regulation X promulgated thereunder and by Regulation Z of the Board of Governors of the Federal Reserve System promulgated pursuant to the statute commonly known as the Truth-in-Lending Act and the Notice of the Right of Rescission required by said statute and regulation have been properly made and given.

               (viii) Such Mortgage Loan is not 31 or more days delinquent as of the last payment due date for such Mortgage Loan; except that in the aggregate up to 1% of the First Lien Mortgage Loans hereunder may be not 61 or more days delinquent as of the last payment due date for such First Lien Mortgage Loans.

               (ix) Such Mortgage Loan was originated in accordance with the underwriting guidelines set forth in the Wilshire Mortgage Corporation Seller Guide as of the date of origination and referred to in the Purchase Agreements.

               (x) Each representation and warranty made by the related Correspondent in the related Purchase Agreement was true and correct as of its date.

          (c) The Borrower covenants with the Lender that during the term of this facility (i) the Guarantor will continue to maintain, for it and its affiliates, insurance coverage with respect to employee dishonesty, forgery or alteration, theft, disappearance and destruction, robbery and safe burglary, property (other than money and securities) and computer fraud in an amount which is consistent with industry practice, (ii) the Borrower will establish and maintain a lock-box account with Bank of America (Oregon) for the benefit of the Custodian under the Custodial Agreement into which the obligors on the Pledged Mortgage Loans will be instructed to remit their payments and the Borrower will remit, or cause to be remitted, from such account no later than the first Business Day after the Business Day on which payments on the Mortgage Loans are received and identified by the Servicer, all principal payments and such portion of the interest payments on such Mortgage Loans in an amount sufficient to make the monthly payments of interest required by Section 1(a)(iii) hereunder, and (iii) the Borrower and the Guarantor will, at the request of the Lender, employ a third party contract underwriter to reunderwrite up to 20% of the Mortgage Loans financed under this Program during any month; provided, that (x) such third party contract
                          --------
underwriter shall initially be Baker & Associates and any successor thereto appointed by the Borrower shall be a third party contract underwriter acceptable to any credit rating agency or monoline insurance company, (y) the cost of such third party contract underwriter's services shall be for the account of the Borrower and shall not exceed $5,000 in any month, and (z) any such reunderwriting shall be done during regular business hours with reasonable frequency and in such a manner as to be the least disruptive as possible to the Borrower and the Guarantor.

          Section 5.  Mandatory Payment of Loan.
          ----------  -------------------------

          (a) Upon discovery by the Borrower or the Lender of any breach of any of the representations and warranties listed in Section 4(b) preceding, the party discovering such breach shall promptly give notice of such discovery to the others.

          The Lender has the right to require, in its unreviewable discretion, the Borrower to repay the Loans in part with respect to any Mortgage Loan (i) which breaches one or more of the representations and warranties listed in
Section 4(b) preceding or (ii) which is determined by a rating agency or a party providing credit enhancement to be unacceptable for inclusion in the First Lien Securitization or the Second Lien Securitization, as the case may be.

          (b) If 1% of the First Lien Mortgage Loans hereunder are 31 or more days delinquent as of the last payment due date for such First Lien Mortgage Loans, the Lender may require the Borrower to prepay the First Lien Loan in part with respect to any First Lien Mortgage Loan which becomes 31 or more days delinquent as indicated on any Supplemental Mortgage Loan Schedule delivered pursuant to Section 9(a) hereof, or, with the Lender's consent, deliver a qualifying substitute mortgage loan in its place. The Lender may require the Borrower to prepay the First Lien Loan in part with respect to any First Lien Mortgage Loan which becomes 61 or more days delinquent as indicated on any Supplemental Mortgage Loan Schedule delivered pursuant to Section 9(a) hereof, or, with the Lender's consent, deliver a qualifying substitute mortgage loan in its place. The Lender may require the Borrower to prepay the Second Lien Loan in part with respect to any Second Lien Mortgage Loan which becomes 31 or more days delinquent as indicated on any Supplemental Mortgage Loan Schedule delivered pursuant to Section 9(a) hereof, or, with the Lender's consent, deliver a qualifying substitute mortgage loan in its place.

          (c) If the Borrower awards a securitization or any Whole Loan Trade involving any Pledged Mortgage Loans to an investment banking house, agent or underwriter other than as agreed or permitted in Section 1(e)(ii) then (x) the Lender may demand that the Borrower prepay any portion of the Loans evidenced hereby relating to the dollar amount of the Mortgage Loans to be included in such securitization or Whole Loan Trade for payment within five business days of the demand for prepayment, (y) the Lender may refuse to make further Advances hereunder if such Advances would relate to Mortgage Loans to be included in such securitization or Whole Loan Trade in which PSI has not been selected for participation and (z) the interest rate on the Loan shall increase as set forth in Section 1(e)(iii) hereof. The Borrower shall give immediate notice, by facsimile transmission, to the attention of Elizabeth Castagna at the Lender, and to Evan Mitnick at PSI (fax 212-7787401) of any decision to award the lead manager role or to name any group of managers for any Securitization or whole-loan trade involving any Pledged Mortgage Loans.

          (d) If, on any date other than a Funding Date, the Lender determines that a Collateral Deficiency Situation exists, the Lender shall so notify the Borrower, and the Borrower, within two business days, shall either (i) pay to the Lender the Restoration Amount or (ii) deliver to the Custodian on behalf of the Lender additional Mortgage Loans having an aggregate Market Value at least equal to the Restoration Amount. The provisions of Section 1(b) shall govern with regard to a Collateral Deficiency Situation as of a Funding Date.

          Section 6.  Release of Mortgage Files Following Payment.  The Lender
          ----------  -------------------------------------------
agrees to release its lien hereunder and to cause to be released the documents described in Section 2 of the Custodial Agreement upon payment in full of the Loans, or, if a partial payment of the Loans occurs, the liens and documents relating to the Pledged Mortgage Loans in respect of which such partial prepayment was made.

          Section 7.  Servicing.  Wilshire Credit Corporation or a subsidiary of
          ----------  ---------
WFSG shall act as servicer of the Mortgage Loans and shall service the Mortgage Loans in the same manner and subject to the same standards as set forth in the Wilshire Mortgage Corporation Loan Servicing Procedures Manual or comparable procedures manual of such subsidiary of WFSG.

          Section 8.  Modifications; Successors and Assigns.  No provisions of
          ----------  -------------------------------------
this Agreement shall be waived or modified except by a writing duly signed by the authorized agents of the Lender and the Borrower. This Agreement shall be binding upon the successors and assigns of the parties hereto and the parties may assign their rights and obligations under this Agreement; provided that the
                                                              --------
Borrower will not be required to deal with a lender other than the Lender.

          Section 9.  Reports.  (a)  The Borrower shall provide the Lender with
          ----------  -------
an electronic disk or tape (each, a "Supplemental Mortgage Loan Schedule")
                                     -----------------------------------
within two business days following any reasonable request made by the Lender or any affiliate thereof for such a report, but in any event at least once a month on the 8th day of such month. Such Supplemental Mortgage Loan Schedule will contain information concerning all Mortgage Loans then held in the warehouse facility, and shall be in the format as may be agreed upon by the Borrower and the Lender from time to time.

          (b) The Borrower shall furnish to Lender (x) promptly, copies of any material and adverse notices (including, without limitation, notices of defaults, breaches, potential defaults or potential breaches) given to or received from its other lenders, (y) immediately, notice of the occurrence of any "Event of Default" hereunder or of any situation which the Borrower, with the passage of time or notice or both, would become an "Event of Default" hereunder and (z) the following:

                    (i) audited financial statements of WFSG within 120 days of its fiscal year end;

                    (ii) unaudited financial statements of WFSG for each of its first three quarters of each fiscal year, within 45 days after quarter end; and

                    (iii) unaudited financial statements of the Borrower for each quarter within 45 days after quarter end.

          All required financial statements, information and reports shall be prepared in accordance with U.S. GAAP.

          Section 10.  Events of Default.  Each of the following shall
          -----------  -----------------
constitute an "Event of Default" hereunder:

          (a) Failure of the Borrower to (i) make any payment of interest or principal or any other sum which has become due, whether by acceleration or otherwise, under the terms of the Secured Notes, this Agreement, or (ii) pay or deliver any Restoration Amount following the expiration of the grace period set forth in Section 5(d).

          (b) Any "event of default" by the Borrower or the Guarantor under any agreement relating to any indebtedness of the Borrower or the Guarantor or any warehouse and security agreement or any other document evidencing or securing indebtedness of the Borrower to the Lender or to any affiliate of the Lender or any other lender which results in the acceleration of such indebtedness in an amount in excess of $100,000.

          (c) Assignment or attempted assignment by the Borrower of this Agreement or any rights hereunder, without first obtaining the written consent of Lender, or the granting by the Borrower of any security interest, lien or other encumbrance on any Collateral hereunder to any other person other than the Lender or the holder of a second lien position in respect of such Collateral.

          (d) The filing by the Borrower or the Guarantor of a petition for liquidation, reorganization, arrangement or adjudication as a bankrupt or similar relief under the bankruptcy, insolvency or similar laws of the United States or any state or territory thereof or of any foreign jurisdiction; the failure of the Borrower or the Guarantor to secure dismissal of any such petition filed against it within forty-five (45) days of receiving notice of such filing; the making of any general assignment by the Borrower or the Guarantor for the benefit of creditors; the appointment of a receiver or trustee for the Borrower or the Guarantor, or for any part of the Borrower's or the Guarantor's assets; the institution by the Borrower or the Guarantor of any other type of insolvency proceeding (under the Bankruptcy Code or otherwise) or of any formal or informal proceeding, for the dissolution or liquidation of, settlement of claims against, or winding up of the affairs of, the Borrower or the Guarantor; the institution of any such proceeding against the Borrower or the Guarantor if the Borrower or the Guarantor shall fail to secure a stay or dismissal thereof within forty-five
(45) days thereafter; the lifting of any such stay if the Borrower or the Guarantor shall fail to secure a dismissal of such proceeding within forty-five
(45) days of the date such proceeding was originally instituted; the consent by the Borrower or the Guarantor to any type of insolvency proceeding against the Borrower or the Guarantor (under the Bankruptcy Code or otherwise).

          (e) Any materially adverse change in the financial condition of the Borrower or of the Guarantor or the occurrence of any other condition which in the Lender's sole discretion impairs the Borrower's ability to perform its obligations under this Agreement or the Borrower's obligations under the Secured Notes or the Guarantor's obligations under the Guarantee and which condition is not remedied within ten (10) days after written notice to the Borrower or the Guarantor thereof or, if the conditions cannot be fully remedied within said ten
(10) days, substantial progress has not been made within said ten (10) days toward remedy of the condition.

          (f) Wilshire Credit Corporation or a subsidiary of WFSG ceases to be the servicer of the Mortgage Loans and no replacement servicer reasonably acceptable to the Lender is found within 30 days of such termination.

          (g) A breach by the Borrower of any representation, warranty or covenant set forth in Section 4, Section 7 or Section 9 hereof or a use by the Borrower of the proceeds of the Loans for a purpose other than as set forth in
Section 1(a) hereof.

          Section 11.  Remedies Upon Default.  (a)  Upon the happening of one or
          -----------  ---------------------
more Events of Default, the Lender may (x) refuse to make further Advances hereunder and (y) immediately declare the principal of the Secured Notes then outstanding to be immediately due and payable, together with all interest thereon and fees and expenses accruing under this Agreement; provided that, upon
                                                             --------
the occurrence of the Event of Default referred to in Section 10(d), such amounts shall immediately and automatically become due and payable without any further action by any person or entity. Upon such declaration or such automatic acceleration, the balance then outstanding on the Secured Notes shall become immediately due and payable without presentation, demand or further notice of any kind to the Borrower.

          (b) Upon the happening of one or more Events of Default, the Lender shall have the right to obtain physical possession, and to commence an action to obtain physical possession, of all files of the Borrower relating to the Collateral and all documents relating to the Collateral which are then or may thereafter come into the possession of the Borrower or any third party acting for the Borrower. The Lender shall be entitled to specific performance of all agreements of the Borrower contained in this Agreement. The Borrower and the Lender hereby acknowledge that the Lender's right to obtain physical possession of the Collateral is deemed for all purposes to be equivalent to the rights of "seizure of property or maintenance or continuation of perfection of an interest in property" as specified under Bankruptcy Code Sections 362(b) and 546(b)(2).

          (c) Upon the happening of one or more Events of Default, the Lender shall have the right to direct all servicers then servicing any Pledged Mortgage Loans to remit all collections on the Pledged Mortgage Loans to the Lender, and if any such payments are received by the Borrower, the Borrower shall not commingle the amounts received with other funds of the Borrower and shall promptly pay them over to the Lender. In addition, the Lender shall have the right to dispose of the Collateral as provided herein, or as provided in the other documents executed in connection herewith, or in any commercially reasonable manner, or as provided by law. Subject to the provisions of Section 11(e) below, such disposition may be on either a servicing released or a servicing-retained basis. The Lender shall be entitled to place the Mortgage Loans which it receives after any default in a pool for issuance of mortgage-backed securities at the then-prevailing price for such securities and to sell such securities for such prevailing price in the open market as a commercially reasonable disposition of Collateral, subject to the applicable requirements of the New York UCC. The Lender shall also be entitled to sell any or all of such Mortgage Loans individually for the prevailing price as a commercially reasonable disposition of Collateral, subject to the applicable requirements of the New York UCC. The specification in this Section of manners of disposition of collateral as being commercially reasonable shall not preclude the use of other commercially reasonable methods (as contemplated by the New York UCC) at the option of the Lender.

          (d) Following the occurrence and during the continuance of an Event of Default (other than an Event of Default under Section 10(a) above), interest shall accrue on the Loan at a default interest rate of LIBOR plus 2.00% per annum. Following the occurrence of an Event of Default under Section 10(a) above, interest shall accrue on the Loan at a default interest rate of LIBOR plus 5.00% per annum; provided, that such interest rate shall decline to LIBOR
                      --------
plus 2.50% per annum on the occurrence of a Trade Date as provided in Section 11(e) below. Following the occurrence and during the continuance of an Event of Default, the Borrower or its designee, Wilshire Credit Corporation or a subsidiary of WFSG, shall be entitled to receive a servicing fee (the "Servicing
                                                                       ---------
Fee"), payable monthly in arrears on the 5th day of each month, in an amount
---
equal to 0.50% per annum on the outstanding principal balance of the Mortgage Loans as of the first day of the month preceding the month in which such fee is payable, and such servicing fee shall continue to be payable until the default is cured or the Collateral is disposed of as provided in Section 11(e) below.
In addition, following the occurrence and during the continuance of an Event of Default, principal payments received in respect of Mortgage Loans will be applied to reduce the principal amount of the Loans and interest payments will be applied in the following order: first, to pay interest on the Loans, second, to pay the Servicing Fee, and third to reduce the principal amount of the Loans.

          (e) If the Lender determines to begin marketing the Collateral as provided in Section 11(c) above, the Lender shall immediately give written notice of such determination to Wilshire Credit Corporation and WFSG and, at any time prior to the Lender entering into an agreement to sell all or a portion of the Collateral with any third party (the "Trade Date"), will allow Wilshire
                                          ----------
Credit Corporation or WFSG (or any affiliate thereof) to purchase all the Mortgage Loans then subject to this Agreement at a price equal to the then outstanding principal balance of the Loans together with accrued interest. The Lender agrees to promptly provide the Borrower with written evidence of any such agreement with a third party. In the event that

Wilshire Credit Corporation does not purchase the Mortgage Loans as provided in this Section 11(e), the Lender agrees to act in a commercially reasonable manner in disposing of such Collateral. The Lender and Borrower also agree that in the event that the Mortgage Loans are sold to a third party as provided in this
Section 11(e) at a price in excess of 105% of the principal balance of such Mortgage Loans, any amounts payable in excess of 105% of the principal balance of such Mortgage Loans shall be equally divided between the Borrower and the Lender. On payment by Wilshire Credit Corporation (or an affiliate), the Lender shall promptly release any right, title interest or other claim in the Mortgage Loans or proceeds thereof.

          Section 12.  Indemnification.  The Borrower agrees to hold the Lender
          -----------  ---------------
harmless from and indemnifies the Lender against all liabilities, losses, damages, judgments, costs and expenses of any kind which may be imposed on, incurred by, or asserted against the Lender relating to or arising out of this Agreement, the Secured Notes, any Program Agreement or any transaction contemplated hereby or thereby resulting from anything other than the Lender's negligence or willful misconduct. The Borrower also agrees to reimburse the Lender for all reasonable expenses in connection with the enforcement of this Agreement, the Secured Notes and any Program Agreement, including without limitation the reasonable fees and disbursements of counsel. The Borrower's agreements in this Section shall survive the payment in full of the Secured Notes and the expiration or termination of this Agreement. The Borrower hereby acknowledges that, notwithstanding the fact that the Secured Notes is secured by the Collateral, the obligations of the Borrower under the Secured Notes are recourse obligations of the Borrower.

          Section 13.  Power of Attorney.  The Borrower hereby authorizes the
          -----------  -----------------
Lender, at the Borrower's expense, to file such financing statement or statements relating to the Collateral without the Borrower's signature thereon as the Lender at its option may deem appropriate, and appoints the Lender as the Borrower's attorney-in-fact to execute any such financing statement or statements in the Borrower's name and to perform all other acts which the Lender deems appropriate to perfect and continue the security interest granted hereby and to protect, preserve and realize upon the Collateral, including, but not limited to, the right to endorse notes, complete blanks in documents, transfer servicing, and sign assignments on behalf of the Borrower as its attorney-in-fact. This Power of Attorney is coupled with an interest and is irrevocable without the Lender's consent. Notwithstanding the foregoing, the power of attorney hereby granted may be exercised only during the occurrence and continuance of any Event of Default hereunder.

          Section 14.  Agreement Constitutes Security Agreement.  This Agreement
          -----------  ----------------------------------------
is intended by the parties hereto to be governed by New York Law, and to constitute a security agreement within the meaning of the New York UCC.

          Section 15.  Lender May Act Through Affiliates.  The lender may, from
          -----------  ---------------------------------
time to time, designate one or more affiliates for the purpose of performing any action hereunder.

          Section 16.  Notices.  All demands, notices and communications
          -----------  -------
relating to this Agreement be in writing and shall be deemed to have been duly given when received by the other party or parties at the address shown below, or such other address as may hereafter be furnished to the other party or parties by like notice.

          If to the Borrower:

               WMFC 1997-2, Inc.
               1776 S.W. Madison Street
               Portland, Oregon  97205
               Attn:  Lawrence Mendelsohn
               Telephone:  (503) 223-5600
               Telecopier:  (503) 223-8799

          If to the Guarantor:

               Wilshire Financial Services Group Inc.
               1776 S.W. Madison Street
               Portland, Oregon  97205
               Attn:  Andrew Wiederhorn
               Telephone:  (503) 223-5600
               Telecopier:  (503) 223-8799

          With copies to:

               Proskauer Rose Goetz & Mendelsohn
               1585 Broadway
               New York, New York  10036
               Attention:  Jim Waddington
               Phone Number:  212-969-3110
               Fax Number:  212-969-2900

               Stoel Rives Boley Jones & Grey
               Standard Insurance Center
               900 SW Fifth Ave,. Suite 2300
               Portland, Oregon  97204-1268
               Attention:  Mark Peterman
               Phone Number:  503-294-9563
               Fax Number:  503-220-2480

          If to the Lender:

               Prudential Securities Credit
                Corporation
               One Seaport Plaza, 27th Floor
               Treasury Department
               New York, New York  10292
               Attention:  Ms. Elizabeth Castagna
               Phone Number:  212-214-7772
               Fax Number:  212-214-7572

          With copies to:

               Prudential Securities Incorporated
               One New York Plaza
               New York, New York  10292
               Attention:  Evan Mitnick
               Phone Number:  212-778-7469
               Fax Number:  212-778-7401

          Section 17.  Severability.  Any provision of this Agreement which is
          -----------  ------------
prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization, without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

          Section 18.  Counterparts.  This Agreement may be executed in one or
          -----------  ------------
more counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

          Section 19.  Certain Definitions.  The following capitalized terms are
          -----------  -------------------
defined in the corresponding sections specified below:

          "Advance" - Section 1(a)(i).
           -------

          "Agreements - Introductory Clause.
           ----------

          "Borrower" - Introductory Clause.
           --------

          "Collateral" - Section 3.
           ----------

          "Collateral Deficiency Situation" - Section 1(b)(ii).
           -------------------------------

          "Correspondent" - Section 2(b)(ii).
           -------------

          "Custodian" - Section 3.
           ---------

          "Custodial Agreement" - Section 3.
           -------------------

          "Custodian's Certification" - Section 1(a)(ii)(C).
           -------------------------

          "Cut-Off Date" - Section 1(b)(ii).
           ------------

          "Engagement Letter" - Recitals.
           -----------------

          "Event of Default" - Section 10.
           ----------------

          "First Lien Advance" - Section 1(a)(i).
           ------------------

          "First Lien Mortgage Loan" - Section 1(a)(i).
           ------------------------

          "Funding Date" - Section 1(a)(ii).
           ------------

          "Guarantee" - Section 10.
           ---------

          "Guarantor" - Section 10.
           ---------

          "Lender" - Introductory Clause.
           ------

          "LIBOR" - Section 1(a)(iii).
           -----

          "Loans" - Section 1(a)(i).
           -----

          "Market Value" - Section 1(b)(ii).
           ------------

          "Maturity Date" - Section 1(b)(ii).
           -------------

          "Mortgage Loans" - Section 1(a)(i).
           --------------

          "NY UCC" - Section 1(e)(i).
           ------

          "Offered Securities" - Section 1(e).
           ------------------

          "Pledged Mortgage Loans" - Section (1)(b)(ii).
           ----------------------

          "Program" - Section 2(b).
           -------

          "Program Agreements" - Section 2(b)(iv).
           ------------------

          "PSI" - Recitals.
           ---

          "Purchase Agreements" - Section 2(b)(i).
           -------------------

          "Restoration Amount" - Section 1(b)(ii).
           ------------------

          "Second Lien Advance" - Section 1(a)(i).
           -------------------

          "Second Lien Mortgage Loan" - Section 1(a)(i)
           -------------------------

          "Secured Notes" - Section 1(f).
           -------------

          "Secured Obligations" - Section 3.
           -------------------

          "Securitization" - Recitals.
           --------------

          "Specified Percentage" - Section 1(e).
           --------------------

          "Specified Underwriter" - Section 1(e).
           ---------------------

          "Supplemental Mortgage Loan Schedule" - Section 9.
           -----------------------------------

          IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

                         WMFC 1997-2, INC.



                         By
                               ---------------------------------
                               Name:
                               Title:


                         PRUDENTIAL SECURITIES CREDIT
                          CORPORATION



                         By
                               ---------------------------------
                               Name:
                               Title:



                    [Signature Page for Warehouse Agreement]

                                                                     EXHIBIT A-1
                                                                     -----------


                                  SECURED NOTE

                            Dated November 15, 1996

          FOR VALUE RECEIVED, the undersigned, WMFC 1997-2, INC., a limited liability company organized under the laws of the State of Delaware, whose address is 1776 S.W. Madison Street, Portland, Oregon 97205 (the "Borrower"), promises to pay to the order of PRUDENTIAL SECURITIES CREDIT CORPORATION, a Delaware corporation, whose address is One Seaport Plaza, New York, New York 10292 (the "Lender"), on or before the Maturity Date the amount then outstanding in respect of First Lien Advances (including accrued interest) under that certain Interim Warehouse and Security Agreement dated as of November 15, 1996 (the "Agreement"). Initially, the maximum principal amount which may be outstanding in respect of Advances is $100,000,000. Capitalized terms used herein and not defined herein shall have their respective meanings as set forth in the Agreement.

          The holder of this Note is authorized to record the date and amount of each Advance and the date and amount of each repayment of principal thereof on the schedule to be maintained by the Lender (which schedule may be obtained upon Borrower's request), and any such recordation shall constitute prima facie evidence of the accuracy of the amount so recorded; provided that the failure of the holder hereof to make such recordation (or any error in such recordation) shall not affect the obligations of the Borrower hereunder or under the Agreement.

          MAXIMUM RATE OF INTEREST:  It is intended that the rate of interest
          ------------------------
herein shall never exceed the maximum rate, if any, which may be legally charged on the Loans evidenced by this Note (the "Maximum Rate"), and if the provisions for interest contained in this Note would result in a rate higher than the Maximum Rate, interest shall nevertheless be limited to the Maximum Rate and any amounts which may be paid toward interest in excess of the Maximum Rate shall be applied to the reduction of principal, or, at the option of the Lender, returned to the Borrower.

          DUE DATE:  If the Loans evidenced hereby are not paid before the
          --------
Maturity Date, they shall be due and payable on the Maturity Date.

          PLACE OF PAYMENT:  All payments hereon shall be made, and all notices
          ----------------
to the Lender required or authorized hereby shall be given, at the office of the Lender at the address designated in the heading of this Note, or at such other place as the Lender may from time to time direct by written notice to the Borrower.

          PAYMENT AND EXPENSES OF COLLECTION:  All amounts payable hereunder are
          ----------------------------------
payable by wire transfer in immediately available funds to the account number specified by the Lender, in lawful money of the United States. Payments remitted by the Borrower via wire transfer initiated after 1:00 p.m. New York City time shall be deemed to be received on the next business day. The Borrower agrees to pay all costs of collection when incurred, including, without limiting the generality of the foregoing, reasonable attorneys' fees through appellate proceedings, and to perform and comply with each of the covenants, conditions, provisions and agreements contained in every instrument now evidencing or securing said indebtedness.

          SECURITY:  This Note is issued pursuant to the Agreement and is
          --------
secured by a pledge of the Collateral described therein. Notwithstanding the pledge of the Collateral, the Borrower hereby acknowledges, admits and agrees that the Borrower's obligations under this Note are full recourse obligations of the Borrower to which the Borrower pledges its full faith and credit.

          DEFAULTS:  Upon the happening of an Event of Default, the Lender shall
          --------
have all rights and remedies set forth in the Agreement.

          The failure to exercise any of the rights and remedies set forth in the Agreement shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect of the same event or any other event. The acceptance by the Lender of any payment hereunder which is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing rights and remedies at that time or at any subsequent time or nullify any prior exercise of any such rights and remedies without the express consent of the Lender, except as and to the extent otherwise provided by law.

          WAIVERS:  The Borrower waives diligence, presentment, protest and
          -------
demand and also notice of protest, demand, dishonor and nonpayment of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time, and consents to the acceptance of further Collateral, the release of any Collateral for this Note, the release of any party primarily or secondarily liable hereon, and that it will not be necessary for the Lender, in order to enforce payment of this Note, to first institute or exhaust Lender's remedies against the Borrower or any other party liable hereon or against any collateral for this Note. None of the foregoing shall affect the liability of the Borrower. No extension of time for the payment of this Note or an installment hereof, made by agreement by the Lender with any person now or hereafter liable for the payment of this Note, shall affect the liability under this Note of the Borrower, even if the Borrower is not a party to such agreement; provided, however, that the Lender and the Borrower, by written agreement between them, may affect the liability of the Borrower.

          TERMINOLOGY:  If more than one party joins in the execution of this
          -----------
Note, the covenants and agreements herein contained shall be the joint and several obligations of each and all of them and of their respective heirs, executors, administrators, successors and assigns, and relative words herein shall be read as if written in the plural when appropriate. Any reference herein to the Lender shall be deemed to include and apply to every subsequent holder of this Note. Words of masculine or neuter import shall be read as if written in the neuter or masculine or feminine when appropriate.


                                     A-1-2

          AGREEMENT:  Reference is made to the Agreement for provisions as to
          ---------
Advances, rates of interest, mandatory principal repayments, collateral and acceleration. If there is any conflict between the terms of this Note and the terms of the Agreement, the terms of the Agreement shall control.

          APPLICABLE LAW:  This Note shall be governed by and construed in
          --------------
accordance with the laws of the State of New York, which the Borrower hereby expressly elects to apply to this Note. The Borrower agrees that any action or proceeding brought to enforce or arising out of this Note may be commenced in the Supreme Court of the State of New York, or in the United States District Court for the Southern District of New York.


                           * * * * * * * * * * * * *


                                    A-1-3

                              WMFC 1997-2, INC.




                              By  --------------------------

                                  Name:
                                  Title:



                    [First Lien Secured Note Signature Page]

                                                                     EXHIBIT A-2
                                                                     -----------

                                  SECURED NOTE

                            Dated November 15, 1996


          FOR VALUE RECEIVED, the undersigned, WMFC 1997-2, INC., a limited liability company organized under the laws of the State of Delaware, whose address is 1776 S.W. Madison Street, Portland, Oregon 97205 (the "Borrower"), promises to pay to the order of PRUDENTIAL SECURITIES CREDIT CORPORATION, a Delaware corporation, whose address is One Seaport Plaza, New York, New York 10292 (the "Lender"), on or before the Maturity Date the amount then outstanding in respect of Second Lien Advances (including accrued interest) under that certain Interim Warehouse and Security Agreement dated as of November 15, 1996 (the "Agreement"). Initially, the maximum principal amount which may be outstanding in respect of Second Lien Advances is $20,000,000. Capitalized terms used herein and not defined herein shall have their respective meanings as set forth in the Agreement.

          The holder of this Note is authorized to record the date and amount of each Advance and the date and amount of each repayment of principal thereof on the schedule to be maintained by the Lender (which schedule may be obtained upon Borrower's request), and any such recordation shall constitute prima facie evidence of the accuracy of the amount so recorded; provided that the failure of the holder hereof to make such recordation (or any error in such recordation) shall not affect the obligations of the Borrower hereunder or under the Agreement.

          MAXIMUM RATE OF INTEREST:  It is intended that the rate of interest
          ------------------------
herein shall never exceed the maximum rate, if any, which may be legally charged on the Loans evidenced by this Note (the "Maximum Rate"), and if the provisions for interest contained in this Note would result in a rate higher than the Maximum Rate, interest shall nevertheless be limited to the Maximum Rate and any amounts which may be paid toward interest in excess of the Maximum Rate shall be applied to the reduction of principal, or, at the option of the Lender, returned to the Borrower.

          DUE DATE:  If the Loans evidenced hereby are not paid before the
          --------
Maturity Date, they shall be due and payable on the Maturity Date.

          PLACE OF PAYMENT:  All payments hereon shall be made, and all notices
          ----------------
to the Lender required or authorized hereby shall be given, at the office of the Lender at the address designated in the heading of this Note, or at such other place as the Lender may from time to time direct by written notice to the Borrower.

          PAYMENT AND EXPENSES OF COLLECTION:  All amounts payable hereunder are
          ----------------------------------
payable by wire transfer in immediately available funds to the account number specified by the Lender, in lawful money of the United States. Payments remitted by the Borrower via wire transfer initiated after 1:00 p.m. New York City time shall be deemed to be received on the next business day. The Borrower agrees to pay all costs of collection when incurred, including, without limiting the generality of the foregoing, reasonable attorneys' fees through appellate proceedings, and to perform and comply with each of the covenants, conditions, provisions and agreements contained in every instrument now evidencing or securing said indebtedness.

          SECURITY:  This Note is issued pursuant to the Agreement and is
          --------
secured by a pledge of the Collateral described therein. Notwithstanding the pledge of the Collateral, the Borrower hereby acknowledges, admits and agrees that the Borrower's obligations under this Note are full recourse obligations of the Borrower to which the Borrower pledges its full faith and credit.

          DEFAULTS:  Upon the happening of an Event of Default, the Lender shall
          --------
have all rights and remedies set forth in the Agreement.

          The failure to exercise any of the rights and remedies set forth in the Agreement shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect of the same event or any other event. The acceptance by the Lender of any payment hereunder which is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing rights and remedies at that time or at any subsequent time or nullify any prior exercise of any such rights and remedies without the express consent of the Lender, except as and to the extent otherwise provided by law.

          WAIVERS:  The Borrower waives diligence, presentment, protest and
          -------
demand and also notice of protest, demand, dishonor and nonpayment of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time, and consents to the acceptance of further Collateral, the release of any Collateral for this Note, the release of any party primarily or secondarily liable hereon, and that it will not be necessary for the Lender, in order to enforce payment of this Note, to first institute or exhaust Lender's remedies against the Borrower or any other party liable hereon or against any collateral for this Note. None of the foregoing shall affect the liability of the Borrower. No extension of time for the payment of this Note or an installment hereof, made by agreement by the Lender with any person now or hereafter liable for the payment of this Note, shall affect the liability under this Note of the Borrower, even if the Borrower is not a party to such agreement; provided, however, that the Lender and the Borrower, by written agreement between them, may affect the liability of the Borrower.

          TERMINOLOGY:  If more than one party joins in the execution of this
          -----------
Note, the covenants and agreements herein contained shall be the joint and several obligations of each and all of them and of their respective heirs, executors, administrators, successors and assigns, and relative words herein shall be read as if written in the plural when appropriate. Any reference herein to the Lender shall be deemed to include and apply to every subsequent holder of this Note. Words of masculine or neuter import shall be read as if written in the neuter or masculine or feminine when appropriate.


                                     A-2-2

          AGREEMENT:  Reference is made to the Agreement for provisions as to
          ---------
Advances, rates of interest, mandatory principal repayments, collateral and acceleration. If there is any conflict between the terms of this Note and the terms of the Agreement, the terms of the Agreement shall control.

          APPLICABLE LAW:  This Note shall be governed by and construed in
          --------------
accordance with the laws of the State of New York, which the Borrower hereby expressly elects to apply to this Note. The Borrower agrees that any action or proceeding brought to enforce or arising out of this Note may be commenced in the Supreme Court of the State of New York, or in the United States District Court for the Southern District of New York.


                            * * * * * * * * * * * *


                                     A-2-3

                              WMFC 1997-2, INC.



                              By
                                  -----------------------------
                                  Name:
                                  Title:



                   [Second Lien Secured Note Signature Page]

                                                                       EXHIBIT B
                                                                       ---------



                                                            November 15, 1996



Bankers Trust Company of
 California, N.A.
3 Park Plaza
Irvine, California  92714


Prudential Securities Credit Corporation
One New York Plaza
New York, NY  10292-2015

          Re:  Interim Funding Arrangement
               ---------------------------

Gentlemen:

          We have acted as special New York counsel to WMFC 1997-2, Inc., a Delaware limited liability company (the "Borrower") and to Wilshire Financial Services Group Inc., a Delaware corporation (the "Guarantor") in connection with the execution and delivery of the following documents:

               (i) Interim Warehouse and Security Agreement, dated as of November 15, 1996 (the "Interim Warehouse and Security Agreement"), between the Borrower and Prudential Securities Credit Corporation (the "Lender");

               (ii) each of the two Secured Notes executed November 15, 1996 by the Borrower in favor of the Lender (the "Notes");

               (iii) Custodial Agreement, dated as of November 15, 1996 (the "Custodial Agreement"), among the Borrower, the Guarantor and Bankers Trust Company of California, N.A.; and

               (iv) Guarantee, dated November 15, 1996 (the "Guarantee"), executed by the Guarantor in favor of the Lender.

          Capitalized terms used herein, but not defined herein, shall have the meanings assigned to them in the Interim Warehouse and Security Agreement.

          We have examined executed copies of the Interim Warehouse and Security Agreement, the Notes, the Guarantee and the Custodial Agreement. We have also examined originals or photostatic or certified copies of all such corporate records of the Borrower and the Guarantor and such certificates of public officials, certificates of corporate officers, and other documents as we have deemed appropriate and necessary as a basis for the opinions hereinafter expressed. In making our examination and rendering the opinions herein expressed, we have made the following assumptions: (i) each party to each of the Interim Warehouse and Security Agreement and the Custodial Agreement (other than the Borrower and the Guarantor) has the power to enter into and perform all of its obligations thereunder, (ii) the due authorization, execution and delivery of each of the Interim Warehouse and Security Agreement and the Custodial Agreement by all parties thereto (other than the Borrower and the Guarantor), and (iii) the validity and binding effect on all parties thereto (other than the Borrower and the Guarantor) of each of the Interim Warehouse and Security Agreement and the Custodial Agreement.

          The opinions expressed below with respect to enforceability are subject to the following additional qualifications:

          (a) The effect of insolvency, reorganization, moratorium, conservatorship, receivership, or other similar laws relating to or affecting the rights of creditors.

          (b) The application of general principles of equity, including, but not limited to, the right of specific performance (regardless of whether enforceability is considered in a proceeding in equity or at law).

          (c) The unenforceability of provisions to the effect that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such rights or remedies, or to the effect that provisions therein may only be waived in writing to the extent that an oral agreement has been entered into modifying such provisions.

          We are licensed to practice law in the State of New York and each opinion hereinafter set forth is an opinion concerning only the law of the State of New York and the general corporation and limited liability company law of the State of Delaware. All opinions expressed herein are based on laws, regulations and policy guidelines currently enforced and may be affected by future changes in law. Furthermore, no opinion is expressed herein regarding the applicable state Blue Sky, legal investment or real estate syndication laws.

          Based upon the foregoing, and subject to the last paragraph hereof, we are of the opinion that:

          1. The Interim Warehouse and Security Agreement, the Notes and the Custodial Agreement each constitutes the valid, legal and binding agreement of the Borrower, and each is enforceable against the Borrower in accordance with its terms.

          2. No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required under federal laws or the laws of the State of New York for the execution, delivery and performance of the Interim Warehouse and Security Agreement, the Notes, or the Custodial Agreement as applicable, by the Borrower, except such of which as have been obtained.

          3. The execution, delivery and performance by the Borrower of the Interim Warehouse and Security Agreement, the Notes and the Custodial Agreement does not conflict with or result in a breach of, or constitute a default under any law, rule or regulation of the federal government or of the State of New York.

          4. The execution, delivery and performance of the Interim Warehouse and Security Agreement, the Notes and the Custodial Agreement by the Borrower will not result in a default under any mortgage, borrowing agreement, or other instrument or agreement pertaining to indebtedness for borrowed money to which the Borrower is a party.

          5. The Guarantee constitutes the valid, legal and binding agreement of the Guarantor, and is enforceable against the Guarantor in accordance with its terms.

          6. No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required under federal laws or the laws of the State of New York for the execution, delivery and performance of the Guarantee by the Guarantor, except such of which as have been obtained.

          7. The execution, delivery and performance by the Guarantor of the Guarantee does not conflict with or result in a breach of, or constitute a default under any law, rule or regulation of the federal government or of the State of New York.

          8. The execution, delivery and performance of the Guarantee by the Guarantor will not result in a default under any mortgage, borrowing agreement, or other instrument or agreement pertaining to indebtedness for borrowed money to which the Guarantor is a party.

          This opinion is furnished is solely for the benefit of the addressees hereof.


                                                            Yours truly,

                                                                       EXHIBIT C
                                                                       ---------

                   [FORM OF CREDIT INCREASE CONFIRMATION AND
                    NOTE AMENDMENT AND LEGALITY CERTIFICATE]

                         Dated                   , 199
                               ------------------     -
          Reference is made to (i) the Interim Warehouse and Security Agreement, dated as of November 15, 1996 (the "Interim Warehouse Agreement") between Prudential Securities Credit Corporation (the "Lender") and WMFC 1997-2, Inc. (the "Borrower ") and (ii) each of the two Secured Notes dated November 15, 1996 (the "Notes") from the Borrower to the Lender.

Section 1.
----------

          The "Maturity Date" referenced in the Interim Warehouse Agreement and
in the Notes shall be                                  .
                      ---------------------------------

                             [Any other changes.]

Section 2.
----------

          As amended by Section 1 hereof all provisions of the Interim Warehouse Agreement and of the Notes are reconfirmed as of the date hereof. The Borrower, in addition, hereby reconfirms and remakes as of the date hereof each of its representations, warranties and covenants set forth in the Interim Warehouse Agreement.

                                WMFC 1997-2, INC.



                                By:
                                    ----------------------------
                                    Name:
                                    Title:


                                PRUDENTIAL SECURITIES CREDIT
                                 CORPORATION


                                By:
                                    ----------------------------
                                    Name:
                                    Title:

                            Approval as to Legality
                            -----------------------


                       , special New York counsel to the Borrower, hereby
          -------------
confirms that (i) we delivered the opinion letter dated November __, 1996 relating to the Interim Warehouse Agreement and the Notes, a copy of which is attached hereto (the "Opinion Letter"), (ii) we have represented the Borrower in connection with its execution and delivery of the Credit Increase Confirmation and Note Amendment (the "Confirmation") to which this Approval as to Legality is attached, and we hereby confirm as of the date hereof the opinions set forth in the Opinion Letter to cover both the Confirmation itself as well as the transactions described on the Confirmation and confirm, as of the date hereof, and subject to any and all assumptions and qualifications set forth therein, the opinions set forth in the Opinion Letter.

                              Yours truly,



                              -------------------------------------------


Dated:
      -----------------

                                                                       EXHIBIT D
                                                                       ---------

                           [FORM OF NOTICE TO LENDER]

                                                                          [Date]


Prudential Securities Realty
 Funding Corporation
One Seaport Plaza
New York, NY  10292


Gentlemen:

          Reference is made to the Interim Warehouse and Security Agreement, dated as of November 15, 1996, between you and us (the "Agreement"). We hereby
request that on                 , 199 , you make an Advance (as defined in the
                ----------------
Agreement) in the amount of $                    in respect of the mortgage
                             -------------------
loans identified in the [electronic disk] [tape] delivered to you together with this notice.

                                        Very truly yours,

                                        WMFC 1997-2, INC.



                                        By:
                                             -------------------------
                                             Name:
                                             Title:

                                                                       EXHIBIT E
                                                                       ---------

                              [FORM OF GUARANTEE]

          WILSHIRE FINANCIAL SERVICES GROUP INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Guarantor"), hereby issues this full recourse Guarantee (this "Guarantee") to PRUDENTIAL SECURITIES CREDIT CORPORATION (the "Lender"). Unless otherwise indicated, all capitalized terms herein have the same meaning ascribed to such terms in the Interim Warehouse and Security Agreement dated as of November 15, 1996 (the "Loan Agreement"), by and among the Lender and WMFC 1997-2, INC., as the Borrower (the "Borrower").

          The Lender has required the execution, delivery and on-going effectiveness of this Guarantee as a condition to its providing the financing facility described in the Loan Agreement. The Guarantor indirectly owns more than 95% of the Borrower, and the Guarantor has determined that the issuance of this Guarantee is in furtherance of the best interests of the Borrower and of the Guarantor.

          To the extent that funds available in accordance with the Loan Agreement are insufficient to make payments on any of the Secured Obligations owed by the Borrower to the Lender in connection with the Loan Agreement or the Secured Note when such payments become due, the Guarantor hereby unconditionally and irrevocably agrees to pay such amounts to the Lender upon demand.

          The obligations of the Guarantor under this Guarantee shall be a continuing obligation and a fresh cause of action under this Guarantee shall be deemed to arise in respect of each payment default by the Borrower under the Loan Agreement. This Guarantee shall remain in full force and effect until the later of (a) the Maturity Date (subject to extension, if any, pursuant to the terms of the Loan Agreement), (b) the termination of the Loan Agreement and (c) the date on which all Secured Obligations due and owing by the Borrower to the Lender in connection with the Loan Agreement have been paid in full. The Guarantor's obligations under this Guarantee shall be reinstated and be continued in full force and effect if at any time any payment received by the Lender under the Loan Agreement is invalidated, declared to be fraudulent or preferentially set aside and/or required to be repaid by the Lender. This is a guarantee of payment and not of collection and is a primary obligation of the Guarantor. The Lender may enforce this Guarantee against the Guarantor without prior enforcement of the Secured Obligations against the Borrower.

          The Guarantor hereby agrees that its obligations under this Guarantee shall be unconditional, irrespective of the validity, regularity or enforceability of the Loan Agreement; the absence of any action to enforce the same; any waiver or consent by the Lender concerning any provisions thereof, the rendering of any judgment against the Borrower or any action to enforce the same; or any other circumstance that might otherwise constitute a legal or equitable discharge of a guarantor or a defense of a guarantor. The Guarantor covenants that this Guarantee will not be discharged except by complete payment of the amounts payable hereunder. This Guarantee shall continue to be effective if the Borrower merges or consolidates with or into another entity, loses its separate legal identity or ceases to exist.

          The Guarantor shall be subrogated to all rights of the Lender against the Borrower in respect of any amounts paid by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon such right of subrogation until all Secured Obligations under the LA)an Agreement shall have been paid in full for a period of one year.

          The Guarantor hereby waives diligence, presentment, protest, notice of protest, notice of acceleration, notice of dishonor, filing of claims with a court in the event of insolvency or bankruptcy of the Borrower, all demands whatsoever, and any right to require a proceeding first against the Borrower.

          The Guarantor makes the following representations and warranties to the Lender, all of which shall be continuing representations and warranties until all of the Secured Obligations shall have been paid in full and this Guarantee shall be terminated:

          (a) The Guarantor has been duly organized and is validly existing in good standing under the laws of the state of Delaware, and is duly qualified to do business and is in good standing as a foreign corporation in all jurisdictions where the nature of its properties or business requires it to be so qualified and where the failure to so qualify could have a material adverse effect upon the business, operations or conditions (financial or otherwise) of the Guarantor.

          (b) The Guarantor has the corporate power and authority to execute, deliver and perform its obligations under this Guarantee. The execution, delivery and performance of this Guarantee (a) have been duly authorized by all requisite corporate action, (b) do not conflict with or result in a violation or breach of the Certificate of Incorporation or the By-Laws of the Guarantor or of any agreement, instrument, indenture, note, statute, regulation, rule, order, writ, judgment or decree to which the Guarantor is a party or to which it or its property is subject, and (c) will not give cause for acceleration of any indebtedness of the Guarantor.

          (c) This Guarantee has been duly executed and delivered by the Guarantor and constitutes a legal and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as such validity and enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws affecting creditor's rights generally or by the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law).

          (d) The audited, consolidated balance sheet of the Guarantor and certain subsidiaries as of September 30, 1996 and the related statements of income, cash flows and changes in stockholders equity for the period then ended contained in such financial statements were prepared in accordance with generally accepted accounting principles consistently applied, and present fairly the financial condition and results of operations at the dates and for the periods indicated therein.

          (e) There has been no material adverse change in the financial condition of the Guarantor since September 30, 1996.

          (f) No authority from or approval by any court, governmental body, commission or agency is required in connection with the Guarantor's execution, delivery and performance of this Guarantee.

          This Guarantee shall be governed by, and construed in accordance with, the laws of the State of New York (without regard to choice of law provisions).

          This Guarantee becomes effective concurrent with the effectiveness of the Loan Agreement, according to its terms.

          If any one or more provisions contained in this Guarantee should be invalid, illegal or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein shall in no way be affected or impaired thereby.

                            * * * * * * * * * * * *

  IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be executed in its name by its duly authorized representative.

                         WILSHIRE FINANCIAL SERVICES GROUP INC.



                         By:
                            -----------------------------------
                            Name:
                            Title:



Dated:  November 15, 1996



                           [Guarantee Signature Page]

                                                                       EXHIBIT F
                                                                       ---------

                             MORTGAGE LOAN SCHEDULE

          The Mortgage Loan Schedule shall include the following items to the extent applicable:


1.   the Servicer's Loan identifying number;
2.   the Obligors' first and last name(s);
3.   the street address of the Mortgaged Property;
4.   the state in which the Mortgaged Property is located;
5.   the city in which the Mortgaged Property is located;
6.   the five digit zip code in which the Mortgaged Property is located;
7. a code indicating whether the Mortgaged Property is occupied as the owner's primary residence or as a second home or is an investment property;
8.   the original months to maturity;
9.   the original principal amount of the Mortgage Loan;
10. the Loan-to-Value Ratio at origination of the Mortgage being sold to the Owner;
11.  the Mortgage Interest Rate at origination;
12.  the date on which the first Monthly Payment was due on the Mortgage Loan;
13.  the stated maturity date;
14.  the amount of the Monthly Payment;
15.  the original closing date of the Mortgage Note (origination date);
16.  with respect to each Adjustable Rate Loan, the next Rate Adjustment Date;
17.  with respect to each Adjustable Rate Loan, the period between resets;
18.  with respect to each Adjustable Rate Loan, the Gross Margin;
19. with respect to each Adjustable Rate Loan, the number of days prior to the Adjustment Date on which the value of Index is determined, i.e., the look-back;
20. with respect to each Adjustable Rate Loan, a code indicating the rounding factor, if any, applied to the Mortgage Interest Rate, e.g. the nearest 1/8%, or up to the nearest 1/8%;
21. with respect to each Adjustable Rate Loan, the Maximum Mortgage Interest Rate under the terms of the Mortgage Note;
22. with respect to each Adjustable Rate Loan, the Minimum Mortgage Interest Rate under the terms of the Mortgage Note;
23. with respect to each Adjustable Rate Loan, the Periodic Rate Cap (if the initial periodic cap is different from the subsequent periodic caps, this field should state the initial periodic cap);
24.  a code indicating if the Mortgage Loan is a balloon mortgage;
25.  the Appraised Value of the Mortgaged Property at origination;
26.  a code indicating if the Mortgage Loan has a prepayment penalty;
27. with respect to each Mortgage Loan that is not a first lien, the principal balance of the senior lien on the Mortgaged Property at the time the Mortgage Loan being sold to the Owner is originated;
28.  a code indicating the lien position of the Mortgage Loan;

29. a code indicating which, if any, primary mortgage insurance company has insured the Mortgage Loan;
30.  a code indicating the relevant index; and
31. if the Mortgage Loan is not secured by a first lien, the combined loan-to-value ratio.


                            * * * * * * * * * * * *

                               TABLE OF CONTENTS
                               -----------------


Section 1.     The Loan......................................................   1
Section 2.     Additional Conditions Precedent; Required Characteristics; and
               Correspondents................................................   6
Section 3.     Mortgage Files and Custodian..................................   7
Section 4.     Representations, Warranties and Covenants.....................   8
Section 5.     Mandatory Payment of Loan.....................................  11
Section 6.     Release of Mortgage Files Following Payment...................  12
Section 7.     Servicing.....................................................  12
Section 8.     Modifications; Successors and Assigns.........................  12
Section 9.     Reports.......................................................  12
Section 10.    Events of Default.............................................  13
Section 11.    Remedies Upon Default.........................................  14
Section 12.    Indemnification...............................................  16
Section 13.    Power of Attorney.............................................  16
Section 14.    Agreement Constitutes Security Agreement......................  16
Section 15.    Lender May Act Through Affiliates.............................  16
Section 16.    Notices.......................................................  16
Section 17.    Severability                                                    18
Section 18.    Counterparts                                                    18
Section 19.    Certain Definitions...........................................  18

EXHIBITS
--------

Exhibit A - Secured Notes
Exhibit B - Legal Opinion
Exhibit C - Form of Credit Increase
Exhibit D - Form of Notice to Lender
Exhibit E - Form of Guarantee
Exhibit F - Mortgage Loan Schedule Information